Hines Real Estate Investments, Inc., Member FINRA/SIPC, is the Dealer Manager. 9/10
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Hines REIT Update
As of September 30, 2010

Jeffrey C. Hines and Gerald D. Hines
Hines History
Gerald D. Hines founded Hines Interests Limited
Partnership (Hines)1 upon a single premise: buildings
of superior quality and architectural merit backed by
responsive, professional management attract better
tenants; command higher rents; and retain their value
longer despite the ups and downs of real estate cycles.
He also imbued the organization with a constant quest
for excellence and an adherence to the highest tenets
of ethical behavior. This foundation, coupled with the
firm’s sound financial policies, has fueled Hines’
growth from a one-person endeavor to a fully
integrated, international real estate firm of
approximately 3,300 employees.

1. Hines REIT Investors do not receive an interest in Hines or its affiliates. The performance and experience of Hines may not be indicative of future results for Hines REIT.

OWNERSHIP
Gerald D. Hines
Jeffrey C. Hines
HINES CENTRAL RESOURCES
• Conceptual Construction
• Corporate Communications
• Human Resources
• Operating / Engineering Services
Personnel :76
HINES CENTRAL RESOURCES
• Fund Management
• Capital Markets Group
• Financial Admin. & Internal Audit
• Risk Management
• Information Technology
Personnel: 292
WEST REGION
Personnel: 465
SOUTHWEST REGION
Personnel: 369
MIDWEST REGION
Personnel: 456
SOUTHEAST REGION
Personnel: 136
EAST REGION
Personnel: 429
INTERNATIONAL
•Canada
•Europe/MENA
•Asia Pacific
•Mexico/Central America
•Eurasia
•South America
Personnel: 1,085

Hines

Ownership & Structure of Hines1
▪ Hines personnel living
 and working in 100 cities
 worldwide
▪ Local market knowledge
 and expertise
▪ Fully integrated
 – acquisitions
 – development
 – dispositions
 – leasing
 – finance
 – asset management
 – property management
TENURE OF HINES EXECUTIVES WORLDWIDE
TITLE	NO. OF EMPLOYEES	AVG. TENURE (YEARS)
EVP	10	31
SVP	43	22
VP	131	15

1. All data as of June 30, 2010.

Chicago
San Francisco
New York
Atlanta
Houston
Coral Gables

Calgary
Seattle
Redmond
San Mateo
Emeryville
Palo Alto
Pleasanton
Sacramento
Roseville
San Jose
Tempe
Albuquerqu
e
Salt Lake
City
Denver
Broomfield
Aspen
Woodland Hills
Austin
Louisville
Kansas City
Richardson
Dallas
Irving
St. Augustine
Miami
Charlotte
Orlando
Alpharetta
Cincinnati
Minneapolis
Bloomington
Detroit
Southfield
Toledo
Bannockburn
Deerfield
Omaha
Cleveland
Hartford
Purchase
Queens
Rye
Boston
Wellesley
Washington, D.C.
Columbus
Richmond
Melville
Greenwich
Milford
Stamford
Toronto
Miami Beach
Oklahoma
City
Los Angeles
Torrance
San Diego
Phoenix
Irvine
Fountain Valley
▪ 20 Officers / Avg. Tenure 20 yrs.
▪ Office Established	1957
▪ Total Personnel	369
	SF (m)	SM (m)
▪ Project Experience	95.5	8.9
▪ Property Management	19.2	1.8
▪ 43 Officers / Avg. Tenure 19 yrs.
▪ Office Established	1957
▪ Total Personnel	368

▪ 11 Officers / Avg. Tenure 19 yrs.
▪ Office Established	1982
▪ Total Personnel	136
	SF (m)	SM (m)
▪ Project Experience	30.2	2.8
▪ Property Management	6.3	0.6
MIDWEST REGION
CANADA
WEST REGION
▪ 29 Officers / Avg. Tenure 19 yrs.
▪ Office Established	1981
▪ Total Personnel	429
	SF (m)	SM (m)
▪ Project Experience	34.8	3.2
▪ Property Management	14.7	1.4
▪ 1 Officer / 12 yrs. Tenure
▪ Office Established	2004
▪ Total Personnel	32
	SF (m)	SM (m)
▪ Project Experience	5.1	0.5
▪ Property Management	1.0	0.1
▪ 19 Officers / Avg. Tenure 21 yrs.
▪ Office Established	1986
▪ Total Personnel	456
	SF (m)	SM (m)
▪ Project Experience	51.2	4.8
▪ Property Management	29.5	2.7
▪ 11 Officers / Avg. Tenure 21 yrs.
▪ Office Established	1979
▪ Total Personnel	465
	SF (m)	SM (m)
▪ Project Experience	47.3	4.4
▪ Property Management	28.2	2.6
EAST REGION
SOUTHWEST REGION
SOUTHEAST REGION
CENTRAL RESOURCES
Offices
Regional Offices
as of June 30, 2010
Project Experience: Projects completed, acquired, under development or in design (1957-06/30/10)
Property Management: Properties under management as of June 30, 2010
PROPERTY TYPES
Office
Retail
Industrial
Residential
Mixed-use
Land Development
LEADERSHIP
Name
Tenure w/Hines
(yrs)
Jeffrey C. Hines
28
C. Hastings Johnson
32
Charles M. Baughn
26
Thomas D. Owens
37
James C. Buie, Jr. (West)
30
Mark A. Cover (Southwest)
27
Christopher D. Hughes (East)
24
C. Kevin Shannahan (MW/SE)
28
Hines U.S./Canada Presence
Projects Completed, Acquired, Under Development, In Design and/or Under Management

Offices
as of June 30, 2010
Regional Offices
Project Experience: Projects completed, acquired, under development or in design (1957-6/30/10)
Property Management: Properties under management as of June 30, 2010
▪ Approximately 3,300
 employees worldwide
▪ Operations in 17 countries;
 offices in 100 cities
▪ Local market knowledge and
 expertise
LEADERSHIP
Name
Tenure w/Hines
(yrs)
Gerald D. Hines
54
Jeffrey C. Hines
28
C. Hastings Johnson
32
Charles M. Baughn
26
James C. Buie, Jr.
30
Mark A. Cover
27
Christopher D. Hughes
24
E. Staman Ogilvie
37
Thomas D. Owens
37
C. Kevin Shannahan
28
Michael J. G. Topham
35
TENURE OF HINES
TITLE	NO. OF EMPLOYEES	AVG. TENURE (YEARS)
EVP	10	31
SVP	43	22
VP	131	15
HINES CANADA
HINES EUROPE / MENA
HINES EURASIA
HINES MEXICO/CENTRAL AMERICA
HINES SOUTH AMERICA
HINES ASIA PACIFIC
▪ Office Established	1992
▪ Total Personnel	139
	SF (m)	SM (m)
▪ Project Experience	11.4	1.1
▪ Property Management	9.5	0.88
▪ Office Established	1991 / 2007
▪ Total Personnel	219 / 18
	SF (m)	SM (m)
▪ Project Experience	22.0	2.0
▪ Property Management	0.0	0.0
▪ Office Established	2004
▪ Total Personnel	32
	SF (m)	SM (m)
▪ Project Experience	5.1	0.5
▪ Property Management	1.0	0.1
▪ Office Established	1992
▪ Total Personnel	313
	SF (m)	SM (m)
▪ Project Experience	8.3	0.8
▪ Property Management	3.9	0.37
▪ Office Established	1998
▪ Total Personnel	158
	SF (m)	SM (m)
▪ Project Experience	18.8	1.7
▪ Property Management	10.2	0.95
▪ Office Established	1996
▪ Total Personnel	206
	SF (m)	SM (m)
▪ Project Experience	10.6	1.0
▪ Property Management	0.6	0.05
HINES USA
▪ Office Established	1957
▪ Total Personnel	2,223
	SF (m)	SM (m)
▪ Project Experience	259.0	24.1
▪ Property Management	97.9	9.1
MOSCOW
GDANSK
WARSAW
LODZ
BERLIN
STUTTGART
BARCELONA
MILAN
PARIS
MUNICH
MARBELLA
MADRID
LONDON
LOUVEIRA
RIO DE JANEIRO
BELFORD ROXO
PANAMA CITY
MANAUS
LUXEMBOURG CITY
ABU DHABI
SHANGHAI
DELHI /
GURGAON
BEIJING
DALIAN
ISTANBUL
SÃO PAULO
CAJAMAR
CHICAGO
ATLANTA
HOUSTON
SAN FRANCISCO
NEW YORK
MONTERREY
QUERÉTARO
MEXICO CITY
GUADALAJARA
TOLUCA
ACAPULCO
HERMOSILLO
MERIDA
Hines Worldwide Operations
Projects Completed, Acquired, Under Development, In Design and/or Under Management

100
95
90
85
80
75
89 93 91 93 93 95 94 95 94 95 94 97 92 94 87 89 85 88 85 88 87 88 89 89 89 91 88 90 85 87
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
NCREIF U.S. Office Market Leased - Fourth Quarter 2009
Hines U.S. Office Portfolio - Leased as of 12/31/09

Hines

 TENANT SATISFACTION
TENANT RETENTION
HIGHER OCCUPANCY
PROPERTY
 OUTPERFORMANCE
TENURED HINES PROPERTY MANAGEMENT AND LEASING PERSONNEL
AVERAGE HINES U.S. TENURE (YRS)1
Property Managers	9
Assistant Property Managers	3+
Chief Engineers (First Line Managers) and Engineering Managers	11+
Assistant Chief Engineers	7+
Building Engineers / Maintenance Technicians / Apprentice Engineers	5+
Marketing / Leasing Managers	6+
1. Average Hines U.S. Tenures as of 12/31/2009
Superior Property Management
Over 120 Million Square Feet Managed Daily by Hines
U.S. OFFICE MARKET LEASED PERCENTAGE
Source: NCREIF, Hines

Hines REIT Portfolio*
* As of September 30, 2010.
Corporate Headquarters
Williams Tower
Houston, Texas
One North Wacker
Chicago, Illinois
Atrium on Bay
Toronto, Ontario

Hines REIT in Summary (as of September 30, 2010)
▪ Holds a diversified portfolio of commercial real estate assets including:
 – Primarily institutional-quality office properties
 – Grocery-Anchored Retail
 – Mixed-Use office
 – Industrial
▪ Invests through direct acquisitions and joint ventures
▪ As of 9/30/10 owns directly or indirectly 59 properties:
 – Over 29 million square feet
 – Portfolio 90% leased
 – Both domestic and international holdings:
 ▪ 57 domestic assets totaling approximately 27.5 million square feet
 ▪ 2 international assets totaling in excess of 1.7 million square feet
 – Total real estate assets of $3.7 billion acquired
 – Minimal near term rollover with an average annual lease roll of 7.2% through 2012
 – Current leverage 59.7%
 – Current refinancing exposure is approximately $45M in 2010 and 2011 and represents approximately 3% of the fund’s total debt.
▪ Proceeds raised in excess of $2.5 billion
▪ In excess of 58,000 shareholders
▪ Delivered annualized distributions at a rate of 5.0% - 6.35% since inception in
 November 2004 through September 2010*
*effective July 1, 2010, the dividend was lowered to 5% primarily as a result of lower occupancy and lower rental rates

San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Toronto
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
Chase Tower
Dallas, TX
1,246,652 Square Feet
Acquired 11/07
90% leased
Minneapolis Office/Flex
Portfolio
Minneapolis, MN
767,700 Square Feet
Acquired 9/07
83% leased
Williams Tower
Houston, TX
1,479,683 Square Feet
Acquired 05/08
87% leased
2555 Grand Blvd
Kansas City, MO
595,607 Square Feet
Acquired 2/08
100% leased
4050/4055 Corporate
Drive
Dallas, TX
643,429 Square Feet
Acquired 05/08
100% leased
Citymark
Dallas, TX
218,722 Square Feet
Acquired 8/05
95% leased
321 North Clark
Chicago, IL
888,837 Square Feet
Acquired 4/06
82% leased
Three Huntington
Quadrangle
Long Island, NY
407,731 Square Feet
Acquired 7/07
73% leased
Airport Corporate
Center
Miami, FL
1,018,428 Square Feet
Acquired 1/06
83% leased
Hines REIT Portfolio
(as of September 30, 2010)

San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Toronto
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
Denver Industrial
Denver, CO
484,737 Square Feet
Acquired 12/08
85% leased
5th & Bell
Seattle, WA
197,135 Square Feet
Acquired 6/07
98% leased
Seattle Design Center
Redmond, WA
390,684 Square Feet
Acquired 6/07
75% leased
Daytona-Hart Portfolio
Redmond, WA
711,974 Square Feet
Acquired 12/06, 1/07
86% leased
1900/2000 Alameda
San Mateo, CA
253,187 Square Feet
Acquired 6/05
94% leased
1515 S Street
Sacramento, CA
351,745 Square Feet
Acquired 11/05
98% leased
3400 Data Drive
Sacramento, CA
149,703 Square Feet
Acquired 11/06
100% leased
2100 Powell
Emeryville, CA
344,433 Square Feet
Acquired 12/06
100% leased
One Wilshire
Los Angeles, CA
661,553 Square Feet
Acquired 8/07
96% leased
Hines REIT Portfolio
(as of September 30, 2010)

Atrium on Bay
Toronto, ON
1,077,496 Square Feet
Acquired 2/07
98% leased
Distribution Park Rio
Rio de Janeiro, Brazil
693,115 Square Feet
Acquired 07/07
100% leased
50%1
San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Toronto
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
Weingarten Retail
Portfolio
Various locations
1,497,298 Square Feet
Acquired 11/08 - 3/09
95% leased
70%1
Raytheon/DirecTV
El Segundo, CA
550,579 Square Feet
Acquired 3/08
100% leased
Hines REIT Portfolio
(as of September 30, 2010)
1. Italicized percentage numbers represent Hines REIT’s effective ownership in each property listed.

San Francisco
Houston
Chicago
Seattle
Atlanta
San Diego
Los Angeles
New York
Richmond
Charlotte
Phoenix
Sacramento
Washington D.C.
499 Park Ave
New York, NY
291,515 Square Feet
Acquired 8/03
92% leased
11%2
425 Lexington Ave
New York, NY
700,034 Square Feet
Acquired 8/03
100% leased
11%2
Riverfront Plaza
Richmond, VA
951,616 Square Feet
Acquired 11/06
95% leased
23%2
Charlotte Plaza
Charlotte, NC
625,026 Square Feet
Acquired 06/07
90% leased
23%2
Carillon
Charlotte, NC
472,644 Square Feet
Acquired 07/07
88% leased
23%2
1200 19th Street
Washington D.C.
337,250 Square Feet
Acquired 8/03
55% leased
11%2
Hines US Core Office Fund Portfolio
(as of September 30, 2010)1
1. As of September 30, 2010, Hines REIT owned a 27.7% interest in the Hines US Core Office Fund.
2. Italicized percentage numbers represent Hines REIT’s effective ownership in each property listed.

One Shell Plaza
Houston, TX
1,230,395 Square Feet
Acquired 5/04
100% leased
11%2
Two Shell Plaza
Houston, TX
565,573 Square Feet
Acquired 5/04
95% leased
11%2
One Atlantic Center
Atlanta, GA
1,100,312 Square Feet
Acquired 7/06
78% leased
23%2
Three First National
Chicago, IL
1,423,515 Square Feet
Acquired 3/05
91% leased
18%2
One North Wacker
Chicago, IL
1,373,754 Square Feet
Acquired 3/08
94% leased
23%2
Renaissance
Square
Phoenix, AZ
965,508 Square Feet
Acquired 12/07
88% leased
23%2
333 West Wacker
Chicago, IL
854,873 Square Feet
Acquired 4/06
72% leased
18%2
101 Second Street
San Francisco, CA
388,370 Square Feet
Acquired 9/04
87% leased
23%2
The KPMG Building
San Francisco, CA
379,328 Square Feet
Acquired 9/04
88% leased
23%2
Golden Eagle Plaza
San Diego, CA
449,181 Square Feet
Acquired 8/05
94% leased
23%2
Warner Center
Los Angeles, CA
808,274 Square Feet
Acquired 10/06
91% leased
18%2
720 Olive Way
Seattle, WA
300,710 Square Feet
Acquired 1/06
76% leased
18%2
Douglas Boulevard
Sacramento, CA
882,636 Square Feet
Acquired 05/07
61% leased
18%2
Wells Fargo Center
Sacramento, CA
502,365 Square Feet
Acquired 05/07
93% leased
18%2
Hines US Core Office Fund Portfolio
(as of September 30, 2010)1
1. As of September 30, 2010, Hines REIT owned a 27.7% interest in the Hines US Core Office Fund.
2. Italicized percentage numbers represent Hines REIT’s effective ownership in each property listed.

West

East - 7.8%
Midwest - 18.6%
South - 28.8%
West - 38.3%
International - 6.5%

Atlanta - 3.0%
Charlotte - 1.9%
Chicago - 12.1%
Dallas - 9.6%
Denver - 1.8%
East Bay - 3.9%
Houston - 10.2%
Kansas City - 4.2%
Los Angeles - 12.3%
Miami - 4.7%
Minneapolis - 2.3%
New York - 3.9%
Phoenix - 1.6%
Richmond - 1.7%
Sacramento - 5.0%
San Francisco - 3.4%
Seattle - 9.6%
Toronto - 5.7%
Other[2] - 3.1%

Hines

REGIONAL MIX1
% OF TOTAL PORTFOLIO—BASED ON PURCHASE PRICE
1. Weighted by Hines REIT’s effective ownership
2. Other consists of Memphis (0.8%), Orlando (0.3%), Raleigh (0.2%), Rio De Janeiro (0.7%), San Antonio (0.2%), San Diego (0.7%) and
 Washington D.C. (0.2%)
CITY MIX1
% OF TOTAL PORTFOLIO—BASED ON PURCHASE PRICE
East

Midwest

South

San Francisco
Houston
Chicago
Seattle
Atlanta
San Diego
Los Angeles
Washington, DC
New York
Dallas
Sacramento
Miami
Richmond
East Bay
Toronto
Charlotte
Minneapolis
Rio de Janeiro
Phoenix
Kansas City
San Antonio
Orlando
Memphis
Denver
Hines REIT Portfolio Summary - Geographical
Diversification

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
9.9%
2.5%
8.0%
11.0%
14.6%
7.9%
7.9%
5.6%
4.4%
10.4%
4.2%
Vacant
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Investment Grade - 35.0%
Top 100 Legal (based on Am. Law) - 10.1%
Top 200 Legal (based on Am. Law) - 2.8%
Other Credit - 8.2%
Non Credit - 44.0%

% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE

Accounting - 2.8%
Arts, Entertainment, and Recreation - 1.9%
Construction - 1.7%
Energy - 4.0%
Finance and Insurance - 16.3%
Government - 6.1%
Grocery Anchored Retail - 6.7%
Health Care - 3.3%
Information - 11.2%
Legal - 16.3%
Manufacturing - 11.5%
Other Professional Services - 4.7%
Real Estate - 2.5%
Transportation and Warehousing - 3.4%
Wholesale Trade - 2.8%
Other[2] - 4.8%

Hines

ROLLOVER1
% OF TOTAL LEASABLE SQUARE FEET IN PORTFOLIO
TENANT CREDIT QUALITY1
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE
TENANT INDUSTRY MIX1
1. Weighted by Hines REIT’s effective ownership as of 9/30/10
2. Other represents all of the tenant industry mix categories that have less than 1% of the total portfolio
Hines REIT Lease Rollover and Tenant Industry

100%
95%
90%
85%
80%
75%
70%
85%
94%
87%
95%
89%
94%
89%
93%
88%
95%
85%
90%
85%
90%
86%
89%
85%
90%
2004
2005
2006
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
NCREIF US Office Leased
Hines REIT Portfolio Leased

Hines

Hines REIT - Tracking Occupancy

Source: NCREIF

Finding Success in Challenging Markets
▪ San Francisco - 101 Second Street
 – Executed a lease with Karum Group for 8,645 SF for a 5-year term. Karum Group, founded in 1988 and based in San Francisco, offers credit management solutions and is in the business of helping companies issue private label credit cards.
 – Executed a lease for 18,261 SF for a 9-year term with the California Appellate Courts.
▪ San Francisco - 55 Second Street
 – Executed three leases totaling 10,000 SF with an average lease length of 2.5 years. The tenants represent the advertising, banking and staffing industries.
▪ Sacramento - Douglas Boulevard Portfolio
 – Executed a renewal and expansion lease with Composite Engineering, Inc. for 42,445 SF for a 2-year term.
 Composite Engineering, Inc. offers composite design and manufacturing services.
 – Executed 13 leases totaling approximately 55,000 SF. No lease exceeds 8,500 SF and the average lease term is a 4-year lease. These tenants represent the financial, banking and insurance industries.
▪ Denver - Arapahoe
 – Executed a 5-year 43,000 SF lease with Santander Bank; a firm founded in Northern Spain in 1857 with a history in retail and commercial banking.
▪ Charlotte - Carillon
 – Executed a 42,000 SF renewal with law firm Cadwalader, Wickersham and Taft, the asset’s largest tenant for a
 12-year term. The firm, founded in 1792, is one of the nation's oldest law firms and has a presence in New York,
 London, Charlotte, N.C., Washington, D.C., and Beijing .

Finding Success in Challenging Markets
▪ Charlotte - Charlotte Plaza
 – Successfully leased 24,000 SF to Citco, a financial services firm new to the Charlotte market for a 10-year term, backfilling one of two Wachovia floors that expired in Q1 2010. The Citco Group of Companies is a worldwide group of independent financial service providers offering hedge fund administration, custody and fund trading, financial products and corporate and trust planning solutions.
▪ New York - 499 Park Avenue
 – Executed a 17,500 SF lease with Halstead Property for 15 years. Halstead Property, founded in 1984, is a residential real estate brokerage firm headquartered in New York City with agents in offices throughout New
 York, New Jersey and Connecticut.
 – Collected a $1 million payment in connection with the Dreier bankruptcy proceedings which was awarded by the court. The property had previously drawn down a $15.5 million letter of credit in 2009.
▪ Chicago - 321 North Clark
 – Executed a 15-year lease with the Laborer’s and Retirement Employees’ Annuity and Benefit Fund of Chicago, a
 municipal pension fund, for 9,979 SF.
 – Executed a 15-year lease with the Municipal Employees’ Annuity and Benefit Fund of Chicago, a municipal pension fund, for 16,367 SF.

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Balance (M's)

	2010	2011	2012	2013	2014	2015	2016	2017	2018
Balance (M's)	$0	$45		$456	$0	$18	$245	$513	$0
WA Rate	0.00%	5.68%	6.13%	5.57%	0.00%	5.43%	5.82%	5.48%	0.00%
% Maturing	0.00%	3.00%	14.87%	30.39%	0.00%	1.23%	16.35%	34.16%	0.00%
# Loans		1	2	4	0	2	5	8	0

Represents principal balance at maturity date.

Hines

Debt Maturity Chart
9/30/10 - Hines REIT
WA Rate represents the weighted average rate of the interest on the outstanding loan balance
$224
0
Debt Maturity Chart 9/30/10 - Hines REIT

Evaluating Operating Performance
Modified Funds from Operations
▪ Modified funds from operations (“MFFO”) is a non-GAAP supplemental financial performance measure that our management uses in evaluating the operating performance of the Company.  It includes funds generated by the operations of our real estate investments and funds used in the
 Company’s corporate-level operations.  Similar to Funds from Operations (“FFO”), a non-GAAP financial performance measure defined by the
 National Association of Real Estate Investment Trusts (“NAREIT”) widely recognized as a measure of operating performance, MFFO excludes items such as depreciation and amortization.  However, changes in the accounting and reporting rules under GAAP that have been put into effect since the establishment of NAREIT’s definition of FFO have prompted a significant increase in the magnitude of non-cash and non-
 operating items included in FFO, as defined. Such  items include amortization of certain in-place lease intangible assets and liabilities and the amortization of certain tenant incentives. MFFO excludes these items, the effects of straight-line rent revenue recognition, fair value adjustments to derivative instruments that do not qualify for hedge accounting treatment, non-cash impairment charges and certain other items as described in the footnotes found on slides 22, 23 and 24, and also includes items such as master lease rental receipts, which are excluded from net income (loss) and FFO, but which we consider in the evaluation of the operating performance of our real estate investments.  We believe that MFFO reflects the overall impact on the performance of our real estate investments of occupancy rates, rental rates, property operating costs, as well as corporate-level general and administrative expenses and interest costs, which is not immediately apparent from net income (loss).  As such, we believe MFFO, in addition to net income (loss) and cash flows from operating activities as defined by GAAP, is a meaningful supplemental performance measure and is useful in understanding how the Company’s management evaluates the Company’s ongoing operating performance.
▪ However, MFFO should not be considered as an alternative to net income (loss) or to cash flows from operating activities and is not intended to be used as a liquidity measure indicative of cash flow available to fund the Company’s cash needs.  Additionally, please see the limitations listed below associated with the use of MFFO as compared to net income (loss):
▪ MFFO excludes gains (losses) related to changes in estimated values of derivative instruments related to our interest rate swaps.  Although we expect to hold these instruments to maturity, if we were to settle these instruments currently, it would have an impact on our operations.
▪  MFFO excludes the Participation Interest component of the acquisition and asset management fees.  Although we believe the settlement of this liability will be funded using proceeds from the sale of properties in the future, if we were to settle it currently it would have an impact on our operations.
▪  MFFO excludes impairment charges related to long-lived assets that have been written down to current market valuations. Although these losses are included in the calculation of net income (loss), we have excluded them from MFFO because we believe doing so more appropriately presents the operating performance of our real estate investments on a comparative basis.
▪  MFFO excludes organizational and offering expenses and acquisition expenses payable to our Advisor.  Although these amounts reduce net income, we fund such costs with proceeds from our offerings and acquisition-related indebtedness and do not consider these expenses in the evaluation of the operating performance of the Company and determining MFFO.

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
MFFO & Other Items
Shareholder Distributions

Hines

 ▪ MFFO is used by Senior Management and the Board of Directors to evaluate operating performance
 ▪ The graph below includes MFFO and certain other items we believe may be helpful in assessing our operating performance results such as gains on the sale of assets
Evaluating Operating Performance
➢ Cumulative Excess of
MFFO over Shareholder
Distributions is approximately
$20.9 million

Evaluating Operating Performance

1)
Represents the depreciation and amortization of various real estate assets.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that such depreciation and amortization may be of limited relevance in evaluating current operating performance and, as such, these items are excluded from our determination of MFFO.

2)
Represents components of net income (loss) related to the estimated changes in the values of our interest rate swap derivatives.  We have excluded these changes in value from our evaluation of the operating performance of the Company and MFFO because we expect to hold the underlying instruments to their maturity and accordingly the interim gains or losses will remain unrealized.

	2008				2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss)	($43,187)	$8,837	($23,780)	($104,213)	$3,805	$23,549	($25,789)	$5,120	($12,938)	($8,419)	($28,302)
Adjustments:
Depreciation and amortization(1)	25,381	32,216	32,888	32,313	31,779	31,010	31,859	31,423	28,876	27,372	28,380
(Gain) loss on derivative instruments(2)	27,445	(26,780)	10,530	74,685	(10,896)	(35,895)	11,701	(14,207)	5,854	24,374	15,441
Participation interest expense (3)	4,205	4,642	3,115	6,686	(28)	4,949	3,708	3,795	3,877	3,864	3,179
Impairment on land parcel (4)	-	-	-	-	-	-	3,415	-	-	-	811
Other components of revenues and expenses (5)	(4,561)	(4,137)	(3,201)	(1,532)	(4,896)	(3,251)	(4,133)	(3,402)	(2,431)	(977)	(3,947)
Master lease rents (6)	3,464	1,239	1,058	1,223	721	479	-	-	-	-	-
Gain on sale of investment property (7)	-	1,695	34	2,012	-	-	-	-	(4,225)	(18,311)	-
Acquisition fees (8)	1,447	1,572	-	8,122	1,160	-	-	-	-	-	-
Organization and offering expenses (9)	1,918
Adjustments to equity in losses in unconsolidated entities, net (10)	9,779	10,502	10,335	16,425	11,313	10,624	10,264	10,133	11,243	(2,432)	9,560
Adjustments for noncontrolling interests (11)	(632)	(754)	(796)	(896)	(929)	(930)	(964)	(1,089)	(1,013)	(892)	(917)
MFFO Attributable to Common Shareholders	$25,259	$29,032	$30,183	$32,907	$32,029	$30,535	$30,061	$31,773	$29,243	$24,579	$24,205
MFFO per Common Share	$0.15	$0.16	$0.16	$0.17	$0.16	$0.15	$0.14	$0.15	$0.13	$0.11	$0.11
Weighted Average Shares Outstanding	165,144	178,536	192,012	183,776	201,428	204,152	210,298	207,807	218,666	220,421	221,649
3)
Represents the portion of the acquisition and asset management fees that are paid in equity, which we expect will be settled in the future using proceeds from the sale of properties or other non-operating sources, and which we therefore do not consider in evaluating the operating performance of the
Company and determining MFFO.

Evaluating Operating Performance

5)
Includes the following components of revenues and expenses that we do not consider in evaluating the operating performance of the Company and determining MFFO for the three and nine months ended September 30, 2010 and 2009 (in thousands):

a	)
Represents the adjustments to rental revenue as required by GAAP to recognize minimum lease payments on a straight-line basis over the respective lease terms.  We have excluded these adjustments from our evaluation of the operating performance of the Company and in determining MFFO because we believe that the rent that is billable during the current period is a more relevant measure of the Company’s operating performance for such period.

b	)
Represents the amortization of lease incentives, out-of-market leases and deferred financing costs.  As stated in Note 1 above, historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that such amortization may be of limited relevance in evaluating current operating performance and, as such, these items are excluded from our determination of MFFO.

4)
Represents an impairment charge recorded in accordance with the Property, Plant and Equipment topic of the FASB Accounting Standards Codification.
Although such charges are included in the calculation of net income (loss), we have excluded them from MFFO because we believe doing so more appropriately presents the operating performance of our real estate investments on a comparative basis.

	2008				2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Other components of revenues and expenses is comprised of:	($3,925)	($4,653)	($4,244)	($3,566)	($3,440)	($1,839)	($2,633)	($1,523)	($1,978)	($724)	($2,934)
Straight-line rent adjustment (a)	773	879	1,077	1,489	1,270	1,265	1,302	1,469	1,788	1,958	2,237
Amortization of lease incentives (b)	(2,055)	(1,078)	(765)	(438)	(3,625)	(3,628)	(3,789)	(3,706)	(3,196)	(3,156)	(4,164)
Amortization of out-of-market leases (b)	379	412	446	462	522	737	772	752	740	732	701
Amortization of deferred financing costs (b)	267	285	285	539	377	214	215	(394)	215	213	213
Other	($4,561)	($4,137)	($3,201)	($1,532)	($4,896)	($3,251)	($4,133)	($3,402)	($2,431)	($977)	($3,947)

Evaluating Operating Performance

6)
Includes master lease rents related to master leases entered into in conjunction with certain asset acquisitions. In accordance with GAAP, these rents are not included in rental revenue; however, we consider this rent in evaluating the operating performance of the Company and determining MFFO.

7)
Represents the gain on disposition of our real estate investments. Although this gain is included in the calculation of net income (loss), we have excluded it from MFFO because we believe doing so more appropriately presents the operating performance of our real estate investments on a comparative basis.

8)
Represents acquisition fees paid to our Advisor that are expensed in our condensed consolidated statements of operations. We fund such costs with proceeds from our offering and acquisition-related indebtedness, and therefore do not consider these expenses in evaluating the operating performance of the Company and determining MFFO.

9)
Represents organizational and offering expenses paid to our Advisor that are expensed in our condensed consolidated statements of operations. We fund such costs with proceeds from our offering and acquisition-related indebtedness, and therefore do not consider these expenses in evaluating the operating performance of the Company and determining MFFO.

10)
Includes adjustments to equity in losses of unconsolidated entities, net, similar to those described in Notes 1, 4, 5 and 7 above for our unconsolidated entities, which are necessary to convert the Company's share of income (loss) from unconsolidated entities to MFFO.

11)	Includes income attributable to non-controlling interests and all adjustments to eliminate the non-controlling interests’ share of the adjustments to convert the Company’s net income (loss) to MFFO.

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Cash Distributions
Distributions Reinvested

Hines

Distribution History - Quarterly in Dollars
We funded our cash distributions with cash flows from operating activities, distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods, which had cash flows from operating activities and distributions received from our unconsolidated investments in excess of distributions.

$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
1st Quarter 2005
2nd Quarter 2005
3rd Quarter 2005
4th Quarter 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007
4th Quarter 2007
1st Quarter 2008
2nd Quarter 2008
3rd Quarter 2008
4th Quarter 2008
1st Quarter 2009
2nd Quarter 2009
3rd Quarter 2009
4th Quarter 2009
1st Quarter 2010
2nd Quarter 2010
3rd Quarter 2010
4th Quarter 2010

Hines

Relatively Stable Distribution
Distribution History -
Cents Per Share Paid Quarterly

Current Priorities & Focus
▪ Our Near-Term Priorities Consist of:
 – Leasing of Existing Assets in Our Portfolio
 – Targeted Asset Sales
 – Managing Liquidity & Maximizing Distributions to Shareholders
▪ Our Long-Term Priorities Consist of:
 – Evaluating Future Capital Raising Alternatives
 – Evaluating Potential Exit Strategies
 – Managing Our Debt Maturities
▪ These Priorities are Designed to Assist Us in Meeting Our
 Primary Objective of Maximizing Shareholder Returns
 over the Long Term

“Hines began as a one-man operation in 1957
with the sole focus of delivering better quality
services and products to tenants and investors.
More than half a century later, with 3,300
professionals working on four continents, our
philosophy has not wavered and our
commitment to excellence in the built
environment is stronger than ever.”
Gerald D. Hines

Thank You